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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 9, 1999


              CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of August 10, 1999, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1).


                   Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


            New York                        333-81595             13-3728743
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  (State of Other Jurisdiction            (Commission         (I.R.S. Employer
       of Incorporation)                  File Number)       Identification No.)


            270 Park Avenue
          New York, New York                           10017-2070
        (Address of Principal                          (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (212) 270-6000


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Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1, First Union Capital Markets Corp. ("FUCMC"), as underwriter, has prepared certain materials (the "FUCMC Computational Materials") for distribution to its potential investors. Similarly, Chase Securities Inc. ("CSI"), as underwriter, has prepared certain materials (the "CSI Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided FUCMC and CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the FUCMC Computational Materials or the CSI Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The FUCMC Computational Materials, which are listed as Exhibit 99.1 hereto and the CSI Computational Materials, which are listed on Exhibit 99.2 hereto, are being filed in paper format on Form SE dated August 9, 1999 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.




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*    Capitalized  terms used and not otherwise  defined  herein shall have the
     meanings   assigned  to  them  in  the   prospectus  and  the  prospectus
     supplement,   of  the  Company,   relating  to  its  Commercial  Mortgage
     Pass-Through Certificates, Series 1999-1.


Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          99.1 FUCMC Computational Materials filed on Form SE dated August 9, 1999.

          99.2 CSI  Computational  Materials  filed on Form SE dated August 9,
               1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHASE COMMERCIAL MORTGAGE
                                SECURITIES CORP.




                                By:  /s/ Geoffrey Souter
                                      Name:  Geoffrey Souter
                                      Title:    Assistant Vice President



Dated:    August 9, 1999


                                 Exhibit Index



Exhibit                                                                    Page

99.1     FUCMC Computational Materials filed on Form SE dated               6
         August 9, 1999.

99.2     CSI Computational Materials filed on Form SE dated                 7
         August 9, 1999.


                                  EXHIBIT 99.1

     FUCMC Computational Materials filed on Form SE dated August 9, 1999.



                                  EXHIBIT 99.2

     CSI Computational Materials filed on Form SE dated August 9, 1999.